Provisions and Other Liabilities	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions and Other Liabilities	Provisions and Other Liabilities

(CAD$ in millions)	December 31, 2020	December 31, 2019
Provisions (a)	$3,484	$2,345
Obligation to Neptune Bulk Terminals (b)	111	—
Derivative liabilities (net of current portion of $6 (2019 - $2))	26	31
ENAMI preferential dividend	30	82
IMSA payable	60	58
Other	20	20
	$3,731	$2,536

a) Provisions

The following table summarizes the movements in provisions for the year ended December 31, 2020:

(CAD$ in millions)	Decommissioning and Restoration Provisions	Other	Total
As at January 1, 2020	$2,234	$236	$2,470
Settled during the year	(58)	(39)	(97)
Change in discount rate	649	—	649
Change in amount and timing of cash flows	390	116	506
Accretion (Note 10)	114	4	118
Other	18	—	18
Changes in foreign exchange rates	(5)	(2)	(7)
As at December 31, 2020	3,342	315	3,657
Less current portion of provisions (Note 18)	(124)	(49)	(173)
Long-term provisions	$3,218	$266	$3,484

During the year ended December 31, 2020, we recorded $101 million (2019 – $78 million) of additional study and environmental costs arising from legal obligations through other provisions.
Decommissioning and Restoration Provisions

The decommissioning and restoration provisions represent the present value of estimated costs for required future decommissioning and other site restoration activities. These activities include removal of site structures and infrastructure, recontouring and revegetation of previously mined areas and the management of water and water quality in and around each closed site. The majority of the decommissioning and site restoration expenditures occur near the end of, or after, the life of the related operation.

After the end of the life of certain operations, water quality management costs may extend for periods in excess of 100 years. Of the total, our provision for these expenditures was $1.2 billion as at December 31, 2020 (2019 – $745 million), of which $673 million (2019 – $411 million) relates to our steelmaking coal business unit.

For our steelmaking coal operations, the current and future requirements for water quality management are established under a regional permit issued by the provincial government of British Columbia. This permit references the Elk Valley Water Quality Plan (EVWQP). In October 2020, Environment and Climate Change Canada issued a Direction under the Fisheries Act (the Direction) requiring us to undertake certain additional measures to address water quality and fish habitat impacts in the upper Fording River and certain tributaries, and stipulating deadlines for implementation of certain measures contemplated by the EVWQP. The Direction does not require construction of any additional water treatment facilities beyond those already contemplated by the EVWQP, but sets out requirements with respect to water management such as diversions, mine planning, fish monitoring and calcite prevention measures, as well as the installation by December 31, 2030, of a 200-hectare geo-synthetic cover trial in the Greenhills creek drainage. Certain of the measures in the Direction, including the cover trial, will require incremental spending beyond that already associated with the EVWQP. The estimated costs of the Direction have been included in our decommissioning and restoration provisions as at December 31, 2020.

In 2020, the decommissioning and restoration provision was calculated using nominal discount rates between 4.05% and 5.85%. We also used an inflation rate of 2.00% (2019 – 2.00%) in our cash flow estimates. The total decommissioning and restoration provision includes $712 million (2019 – $396 million) in respect of closed operations.

During the fourth quarter of 2020, our decommissioning and restoration provisions increased by $712 million relating to a decrease in the discount rate compared to the third quarter. The provisions also increased by $412 million compared to the third quarter as a result of a change in cash flow estimates, the majority of which relates to post-closure water quality management costs at Teck Coal and increased projects at our dormant properties.

b) Obligation to Neptune Bulk Terminals

Through our cost of services agreement with Neptune Bulk Terminals Inc. (Neptune), we owe amounts to Neptune for any loans entered into by Neptune that are specifically related to funding the assets of our steelmaking coal loading and handling operations. The carrying value of this obligation approximates fair value based on prevailing market interest rates in effect at December 31, 2020. This is considered a Level 2 fair value measurement with significant other observable inputs on the fair value hierarchy (Note 31). The current portion of this obligation is recorded as part of trade accounts payable and other liabilities.